Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Executive Vice President and

Chief Administrative Officer of Covia Holdings Corporation, a Delaware corporation

("Company"), in connection with the preparation and filing of reports on Form 3, 4 and 5 (as well as applications for EDGAR filer identification numbers and any other reports required under Section 16(a) of the Securities Exchange Act of 1934) and Form 144, if required under the

Securities Act of 1933, on my behalf including, but not limited to, those cases where time is short or I am unavailable to review the form, hereby constitute and appoint Chadwick P.

Reynolds, Andrew D. Eich, Erin M. Burke, Gregory S. Harvey and Gregory J. Dziak, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorneys-in-fact and agents, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to prepare, sign, and file with the

Securities and Exchange Commission reports on Form 3, 4 and 5 (as well as applications for

EDGAR filer identification numbers and any other reports required under Section 16(a) of the

Securities Exchange Act of 1934) and Form 144, if required under the Securities Act of 1933,

together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with the Securities and Exchange Commission and any other regulatory authority granting unto such attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them,

might lawfully do or cause to be done by virtue hereof. The undersigned agrees that each attorney-in-fact may rely entirely on information furnished orally or in writing by or at the direction of the undersigned to such attorney-in-fact. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Form ID, Form 3, Form 4,

Form 5 and Form 144 (including amendments thereto) with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has signed this Power of Attorney as of September

12, 2019.

/s/ Brian J. Richardson

Brian J. Richardson

Executive Vice President and Chief Administrative Officer